UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2026

DATAMEDS AI, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-42530	93-3264234
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive

Suite 950

Tampa, FL 33607

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (844) 203-6092

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MEDS	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

As previously announced by Data MEDS AI, Inc. (the “Company”) and Datavault AI Inc., a Delaware corporation (“Datavault”), Datavault will be making a voluntary one-time distribution (the “Distribution”) of Dream Bowl 2026 Meme Coin tokens (such tokens, the “Meme Coins”) to the record holders of DataMEDS common stock, par value $0.0001 per share (such stock, the “DataMEDS Common Stock” and such record holders, the “Record Holders”) as of the close of business on August 7, 2026 (such date, subject to the right of Datavault’s board of directors (the “Datavault Board”) to change to a later date, the “Record Date”) as a token of appreciation for DataMEDS’s relationship with Datavault as a licensing partner.

The Distribution will be (i) made on the basis of fifty (50) Dream Bowl 2026 Meme Coins for each one (1) share of DataMEDS Common Stock held by such Record Holders on the Record Date and (ii) paid beginning on September 9, 2026 (or such other date as determined by the Board, the “Payment Date”), subject to the satisfaction of the Payment Conditions (as defined below) by the applicable Record Holder.

Record Holders are entitled to participate in the Distribution and receive Meme Coins subject to satisfying the following conditions (the “Payment Conditions”):

(i)	setting up a digital wallet with Datavault; and

(ii)	completing, executing and submitting an opt-in agreement (the “Opt-In Agreement”), in which, among other things, you will be required to provide a valid and accurate Datavault digital wallet address for Datavault to deposit the Meme Coins.

You must initiate the process of electing to receive your portion of the Distribution by setting up your digital wallet with Datavault and completing the Opt-In Agreement by navigating to http://www.dreambowlcoin.com/ (the “Distribution Website”) hosted by Datavault’s Information Agent, Alliance Advisors.

On the Distribution Website, you will find, among other information, the following (collectively, with this letter, the “Distribution Materials”):

(i)	An FAQ regarding the Distribution.

(ii)	Instructions for setting up a digital wallet with Datavault.

(iii)	A form of Opt-In Agreement to be completed and executed by you and submitted to the Information Agent by uploading the completed and executed agreement via a secure link on the Distribution Website under the field “Upload Your Opt-In Agreement”.

Commencing on August 17, 2026, the Information Agent will mail to the Record Holders a letter describing the Distribution and informing such holders about the process of electing to receive their respective portion of the Distribution (the “Information Letter”). However, if any Record Holder holds its shares of Common Stock in an account at a brokerage firm, bank, dealer or other similar organization, then such holder holds their shares in “street name” and the organization holding such account should receive the Information Letter from the Company and will be responsible for further distributing the Information Letter to such holders. The Information Letter instructs Record Holders that they must elect to receive their respective portion of the Distribution and by accessing the Distribution Website at http://www.dreambowlcoin.com/.

You can also scan the below QR Code to visit the Distribution Website where you can view and download the above-referenced Distribution Materials, set up a digital wallet with Datavault, and print, complete and submit your Opt-In Agreement. No vote is required by you to receive the Distribution, and you will not be required to pay anything to Datavault for the receipt of the Meme Coins in the Distribution. However, as a condition to the receipt of the Distribution, you must satisfy the Payment Conditions set forth above.

You should also carefully review the FAQs on the Distribution Website and the risks and uncertainties described under the heading “Risk Factors” in the Opt-In Agreement. You should consult your own legal counsel regarding the terms of the Opt-In Agreement and your own tax advisor as to the particular tax consequences of the Distribution, including potential tax consequences under state, local, and non-U.S. tax laws.

The foregoing summary of the Dividend and the above referenced materials does not purport to be complete and is qualified in its entirety by reference to the full text of the (i) form of information letter distributed to Record Holders, (ii) form of Opt-In Agreement for Record Holders and (iii) frequently asked questions regarding the Dividend, copies of which are filed herewith as Exhibits 99.1, 99.2 and 99.3, respectively.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K may contain “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of Securities Exchange Act of 1934, as amended, the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws) about DataMEDS AI, Inc. (“MEDS,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties. In some cases, forward-looking statements can be identified by words such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking.

Such forward-looking statements, including, but not limited to, statements regarding our declaration and/or payment of dividends, our expectations regarding the terms and/or timing of the Dividend (including that the Board may change the Record Date and/or the Payment Date and may revoke the Dividend entirely), and whether we will proceed with the Dividend, are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management, are inherently uncertain. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. There can be no assurance that future dividends will be declared, and the payment of any dividend is expressly conditioned on the Board not revoking any or all dividends before its payment date. Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: risks related to legal proceedings that may be instituted against the Company regarding the Dividend; risks associated with the right of the Board to change the Record Date and/or the Payment Date, and/or to revoke the Dividend prior to the Payment Date; changes in economic, market or regulatory conditions; risks relating to evolving regulatory frameworks applicable to tokenized assets; and other risks and uncertainties as more fully described in the Company’s filings with the SEC, including its Annual Report on Form 10-K for the year ended December 31, 2025 and other filings that the Company makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. The Company undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law. The Company may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. The Company’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
99.1	Form of Information Letter Distributed to Record Holders
99.2	Form of Opt-In Agreement for Record Holders
99.3	Frequently Asked Questions regarding the Dream Bowl Token
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2026	DATAMEDS AI, INC.

	By:	/s/ Prashant Patel
Prashant Patel, President